Accounting Policies, by Policy (Policies)	12 Months Ended
Dec. 31, 2022
Accounting Policies [Abstract]
Basis of presentation
2.1	Basis of presentation

The consolidated financial statements of Guardforce and subsidiaries have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”). All amounts are presented in United States dollars (“USD”) and have been rounded to the nearest USD.

On January 31, 2023, the Company completed a share consolidation (the “2023 share consolidation”) of its ordinary shares (see Note 19). The accompanying consolidated financial statements have been retroactively adjusted to reflect the effect of the 2023 share consolidation.

On August 20, 2021, the shareholders of the Company approved a 1 for 3 share consolidation (the “2021 share consolidation”) of the Company’s authorized and issued ordinary shares whereby every three shares were consolidated into one share. In addition, the par value of each ordinary share increased from $0.001 to $0.003. As a result of the 2023 share consolidation, the par value of each ordinary share became $0.12. The financial statements and all share and per share amounts have been retroactively restated to reflect the 2021 share consolidation.

In addition, the accompanying financial statements are presented on the basis that the Company is a going concern. The going concern assumption contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

As of December 31, 2022, the Company’s operating losses raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s ability to continue as a going concern will require the Company to obtain additional financing to fund their operations. The perception of the Company’s ability to continue as a going concern may make it more difficult to obtain financing or obtain financing on favorable terms for the continuation of the Company’s operations and could result in the loss of confidence by investors, suppliers and employees. If the Company is not successful in raising capital through equity offerings, debt financings, collaborations, licensing arrangements or any other means or are not successful in reducing our expenses, the Company may exhaust the cash resources and be unable to continue our operations. If the Company cannot continue as a viable entity, the shareholders would likely lose most or all of their investment in the Company.

In assessing the going concern, management and the Board has considered:

-	The Company obtained an extension of the maturity date of the loan with WK Venture Success Limited (“WK Venture”) to December 31, 2024 as disclosed in Note 14, which the Company is required to pay the full principal amount of the Loan, along with accrued interest, on December 31, 2024 and the Company is not required to make monthly payments on this obligation. Thus, the loan with WK Venture has no impact on the Company’s liquidity and on the Company’s ability to meet its short-term financial obligations.

-	Based on the budget and financial plans of the Company, management expects to see a positive trend in the Company’s future results. Management expects the business will be recovered in the future when China begins to ease tough Covid pandemic control and lockdown measures.

-	Management also expects to see improved cash flows including liquidity and borrowings from future fund-raising activities. The Company’s principal uses of cash have been, and management expects will continue to be, for working capital to support a reasonable increase in our scale of operations as well as for business expansion investments. As disclosed in Note 1, the Company acquired Shenzhen Keweien Robot Service Co., Ltd. and Guangzhou Kewei Robot Technology Co., Ltd. in March 2022. The Company also acquired Beijing Wanjia in June 2022 and agreed to the purchase of Shenzhen Kewei’s robot-related business assets which is expected to complete in the first quarter of 2023.

-	The Company has conditional and unconditional obligations as disclosed in Note 25, these commitments and contingencies are under normal course of business and are included in the budget. Regarding the legal proceedings, as of the date of this report, the Company is a defendant in various labor related lawsuits in Thailand totaling approximately $0.54 million. Management believes these cases are without merit and is confident that the Appeals Court will make the decision according to the consideration of the Court of First Instance and order the dismissal of such lawsuits.

-	GF Cash (CIT), the Company’s majority owned subsidiary, was recently awarded a 5-year contract by the Bank of Thailand to manage its Consolidated Cash Centers (CCCs) in the city of Ubonratchathani and the city of Phitsanulok in Thailand. This long-term contract expands the Company’s current secured logistics services provided to the Bank of Thailand. Management expects an increase in recurring revenue and further growth in the secured logistics segment to grow the business.

Basis of consolidation
2.2	Basis of consolidation

The consolidated statements of profit and loss and other comprehensive loss, statements of changes in equity and statements of cash flows of the Company for the relevant periods include the results and cash flows of all companies now comprising the Company from the earliest date presented or since the date when the subsidiaries and/or businesses first came under the common control of the controlling shareholders, wherever the period is shorter.

The consolidated balance sheets of the Company as at December 31, 2022 and 2021 have been prepared to present the assets and liabilities of the subsidiaries under the historical cost convention.

Equity interests in subsidiaries held by parties other than the controlling shareholders are presented as non-controlling interests in equity.

All intra-group and inter-company transactions and balances have been eliminated on consolidation.

Segment reporting
2.3	Segment reporting

IAS 14 Segment Reporting requires reporting of financial information by business or geographical area. It requires disclosures for ‘primary’ and ‘secondary’ segment reporting formats, with the primary format based on whether the entity’s risks and returns are affected predominantly by the products and services it produces or by the fact that it operates in different geographical areas.

The entity’s reportable segments are its business and geographical segments for which a majority of their revenue is earned from sales to external customers and for which:

●	revenue from sales to external customers and from transactions with other segments is 10% or more of the total revenue, external and internal, of all segments; or

●	segment result, whether profit or loss, is 10% or more the combined result of all segments in profit or the combined result of all segments in loss, whichever is greater in absolute amount; or

●	assets are 10% or more of the total assets of all segments.

Segments deemed too small for separate reporting may be combined with each other, if related, but they may not be combined with other significant segments for which information is reported internally. Alternatively, they may be separately reported. If neither combined nor separately reported, they must be included as an unallocated reconciling item.

Segment information is consistent with how management reviews the businesses, makes investing and resource allocation decisions and assesses operating performance. Transfers and sales between reportable segments, if any, are recorded at cost.

The Company reports financial and operating information in the following five segments and geographical segmental data as shown in Note 24:

(i)	Secured logistics;

(ii)	Information security;

(iii)	Robotics AI solutions;

(iv)	General security solutions; and

(v)	Corporate and others

The Corporate and others segment covers the non-operating activities supporting the Company. It comprises the Company’s holdings and treasury organization, including its headquarter and central functions. All listing related expenses are included in the Corporate and others segment. This segment is an administrative-operating segment rather than a revenue-generating operating segment.

Business combinations
2.4	Business combinations

The Company accounts for business combinations using the acquisition method when control is transferred to the Company, other than those between and among entities under common control. The consideration transferred in the acquisition is generally measured at fair value, as are the identifiable net assets acquired. Any goodwill that arises is tested annually for impairment. Any gain on the bargain purchase is recognized in the statement of profit or loss immediately. Transaction costs are expensed as incurred, except if related to the issue of debt or equity securities.

Any contingent consideration is measured at fair value at the date of acquisition. If an obligation to pay contingent consideration that meets the definition of a financial instrument is classified as equity, then it is not remeasured and settlement is accounted for within equity. Otherwise, other contingent consideration is remeasured at fair value at each reporting date and subsequent changes in the fair value of the contingent consideration are recognized in the statement of profit or loss.

IFRS 3, Business Combinations do not include specific measurement guidance for transfers of businesses or subsidiaries between entities under common control. Accordingly, the Company has accounted for such transactions taking into consideration other guidance in the IFRS framework and pronouncements of other standard-setting bodies. The Company recorded assets and liabilities recognized as a result of transactions between entities under common control at the carrying value on the transferor’s financial statements, and to have the consolidated balance sheet, consolidated statement of profit or loss, comprehensive income, changes in equity and cash flows reflect the results of combining entities for all periods presented for which the entities were under the transferor’s common control, irrespective of when the combination takes place.

Non-controlling interest
2.5	Non-controlling interest

The non-controlling interest represents the portion of the equity (net assets) in the subsidiary not directly or indirectly attributable to the Company. Non-controlling interests are presented as a separate component of equity on the consolidated balance sheet, consolidated statement of profit or loss, comprehensive income and changes in equity attributed to controlling and non-controlling interests.

Critical accounting estimate and judgements
2.6	Critical accounting estimate and judgements

The preparation of the consolidated financial statements in conformity with IFRS requires management to make estimates and judgements that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. Significant estimates during the years ended December 31, 2022, 2021 and 2020 include the provision for sales returns, provision for obsolete inventory, impairment on fixed assets, allowance for withholding tax receivables, allowance for doubtful accounts, useful life of fixed assets, impairment of goodwill, measurement of retirement benefit obligations, measurement of consideration and assets and liabilities acquired as business combinations, accounting for leases and valuation of deferred tax assets. The estimated amount for sales warranty on the sale of robots at December 31, 2022 and 2021 were $nil.

Foreign currency translation
2.7	Foreign currency translation

The presentational currency of the Company is the U.S. dollar (“USD”). The functional currency of Guardforce, AI Holdings, AI Robots, Horizon Dragon, Southern Ambition, AI Singapore, AI Robotics, AI Robots Service, AI Malaysia, AI Macau, AI US, AI Australia, AI Dubai, AI UK, AI Korea, AI Japan, AI Canada and AI Vietnam is the USD. The functional currency of AI Hong Kong and Handshake is the Hong Kong dollar (“HKD”). The functional currency of AI Thailand, GF Cash (CIT) and AI R&I is Thai Baht (“Baht” or “THB”). The functional currency of AI Shenzhen, AI Jian, Shenzhen GFAI, Guangzhou GFAI and Beijing Wanjia is the Chinese Renminbi (“RMB”).

The currency exchange rates that impact our business are shown in the following table:

	Period End Rate			Average Rate
	As of December 31,			For the Years Ended
	2022	2021	2020	2022	2021	2020
Thai Baht	0.0289	0.0300	0.0333	0.0286	0.0313	0.0320
Hong Kong Dollar	0.1282	0.1282	0.1282	0.1282	0.1282	0.1282
Chinese Renminbi	0.1447	N/A	N/A	0.1446	N/A	N/A

Financial risk management
2.8	Financial risk management

2.8.1	Financial risk factors

The Company’s activities expose it to a variety of financial risks: foreign exchange risk, interest rate risk and liquidity risk. The Company’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Company’s financial performance.

(i)	Credit risk

The Company trades only with parties that are expected to be creditworthy. The Company manages its operations to avoid any excessive concentration of counterparty risk about the Company takes all reasonable steps to seek assurance from the counterparties that they can fulfill their obligations. In addition, receivable balances are monitored on an ongoing basis with the result that the Company’s exposure to credit loss remains low.

The carrying values of the Company’s financial assets and contract assets represent its maximum credit exposure.

(ii)	Foreign exchange risk

The Company is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to the THB and USD. Foreign exchange risk arises when future commercial transactions or recognized assets and liabilities are denominated in a currency that is not the respective functional currency of the Company’s subsidiaries. The functional currency of the Company and majority of its overseas subsidiaries is the USD whereas the functional currency of the subsidiaries which operate in Thailand is the THB. The Company currently does not hedge transactions undertaken in foreign currencies but manages its foreign exchange risk by performing regular reviews of the Company’s net foreign exchange exposures.

If the THB had strengthened/weakened by 2.14% against the USD (the average monthly variance during the 2-year period ended December 31, 2022 with all other variables held constant, the post-tax profit would have been approximately $288,000 higher/lower and $228,000 higher/lower, for the years ended December 31, 2022 and 2021, respectively, as a result of net foreign exchange gains/losses on translation of net monetary assets denominated in the THB/USD which is not the functional currency of the respective Company’s entities.

If the THB had strengthened/weakened by 1.68% against the USD (the average monthly variance during the 2-year period ended December 31, 2021 with all other variables held constant, the post-tax loss would have been approximately $228,000 higher/lower and $210,000 higher/lower, for the years ended December 31, 2021 and 2020, respectively, as a result of net foreign exchange gains/losses on translation of net monetary assets denominated in the THB/USD which is not the functional currency of the respective Company’s entities.

(iii)	Interest rate risk

The Company’s exposure to changes in interest rates are mainly attributable to its borrowings and loans. At the reporting date, based on the composition of borrowings at December 31, 2022 (Note 14), if interest rates on borrowings had been 100 basis points higher/lower with all other variables held constant, the Company’s post-tax results for the year would have been approximately $11,000, $14,000 and $12,000 lower/higher for the years ended December 31, 2022, 2021 and 2020, respectively, mainly as a result of higher/lower interest expense on floating rate borrowings.

(iv)	Liquidity risk

Prudent liquidity management implies maintaining sufficient cash and cash equivalents and the availability of funding through an adequate amount of committed credit facilities.

The Company’s primary cash requirements are for operating expenses and purchases of fixed assets. The Company mainly finances its working capital requirements from cash generated from funds raised from the IPO and private placements, operation, proceeds from a convertible note, exercise of warrants, bank borrowings and finance leases.

The Company’s policy is to regularly monitor current and expected liquidity requirements to ensure it maintains sufficient cash and cash equivalents and an adequate amount of committed credit facilities to meet its liquidity requirements in the short and long term.

At the reporting date, the contractual undiscounted cash flows of the Company’s current financial liabilities approximate their respective carrying amounts due to their short maturities.

The table below analyses the Company’s non-derivative financial liabilities into relevant maturity groupings based on the remaining period at the reporting date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows, including interest if applicable.

Year ended December 31, 2022	Within 1 year	1 to 5 years	>5 years	Total

Trade and other payables	$2,633,995	$-	$-	$2,633,995
Borrowings	3,181,616	13,899,818	-	17,081,434
Borrowings from related parties	3,148,500	1,455,649	-	4,604,149
Amount due to related parties	3,868,691	-		3,868,691
Other liabilities	2,477,369	43,200	-	2,520,569
Operating lease liabilities	1,774,192	2,340,075	-	4,114,267
Finance lease liabilities	398,136	233,550	-	631,686
Convertible note payables	1,730,267	-	-	1,730,267
Provision for employee benefits	457,315	1,554,322	23,302,600	25,314,237
	$19,670,081	$19,526,614	$23,302,600	$62,499,295

Year ended December 31, 2021	Within 1 year	1 to 5 years	>5 years	Total

Trade and other payables	$1,028,721	$-	$-	$1,028,721
Borrowings	16,066,020	859,120	-	16,925,140
Borrowings from related parties	-	5,332,803	-	5,332,803
Amount due to related parties	591,026	-		591,026
Other liabilities	1,824,635	54,000	-	1, 878,635
Lease liabilities	2,366,045	-	-	2,366,045
Finance lease liabilities	619,301	666,455	-	1,285,756
Provision for employee benefits	563,243	1,856,583	32,165,128	34,584,954
	$23,058,991	$8,768,961	$32,165,128	$63,993,080

Net Debt Analysis

	As of December 31,
	2022	2021
Cash, cash equivalents, and restricted cash	$8,230,644	$15,853,811
Borrowings – repayable within one year	(6,330,116)	(16,066,020)
Borrowings – repayable after one year	(15,355,467)	(6,191,923)
Net debt	$(13,454,939)	$(6,404,132)

2.8.2	Capital risk management

The Company’s objectives on managing capital are to safeguard the Company’s ability to continue as a going concern and support the sustainable growth of the Company in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to enhance shareholders’ value in the long term.

In order to maintain or adjust the capital structure, the Company may adjust the amount of dividends paid to shareholders, return of capital to shareholders, issue new shares or sell assets to reduce debt.

2.8.3	Impact of COVID-19

The COVID-19 pandemic has developed rapidly in 2020. The resulting impact of the virus on the operations and measures taken by various governments to contain the virus have negatively affected the Company’s financial performance during the year ended December 31, 2022. Depending on the duration of the COVID-19 and continued negative impact on economic activity, the Company might experience further negative results in the fiscal year 2023, liquidity restraints and incur additional impairments on its assets. As a result of these matters there is a material uncertainty that may cast significant doubt upon the Company’s ability to continue as a going concern (note 2.1).

Fair value measurements
2.9	Fair value measurements

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurement for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

Accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level input that is significant to the fair value measurement. Accounting guidance establishes three levels of inputs that may be used to measure fair value:

Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2—Include other inputs that are directly or indirectly observable in the marketplace.

Level 3—Unobservable inputs which are supported by little or no market activity.

Accounting guidance also describes three main approaches to measuring the fair value of assets and liabilities: the (1) market approach, (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

Financial assets and liabilities of the Company mainly consist of cash and cash equivalents, restricted cash, trade and other receivables, amounts due from related parties, other current assets, trade payables, amounts due to related parties, accruals, other liabilities and convertible note payable. As of December 31, 2022 and 2021, the carrying values of cash and cash equivalents, restricted cash, trade receivables, amounts due from related parties, prepayments and other current assets, trade payables, amounts due to related parties, accruals and other liabilities approximate their fair values due to the short-term maturity of these instruments.

Share-based payment
2.10	Share-based payment

The Company accounts for material share-based payments (primarily warrants) with the fair value of the issued warrants on the date of grant and recognition of compensation cost over the vesting period for award expected to vest. The fair value of warrants is determined using the Black Scholes valuation model.

Cash and cash equivalents and restricted cash
2.11	Cash and cash equivalents and restricted cash

Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

As of December 31, 2022 and 2021, restricted cash amounting to $1.3 million and $1.53 million, respectively represents cash pledged with a local bank in Thailand as collateral for bank guarantees issued by those banks in respect of project performance and for electricity usage. The restricted cash for projects that are expected to be completed within one year are classified as a current asset. As of December 31, 2021, restricted cash amounting to $1.6 million represents the sum placed in a local bank in Hong Kong under the underwriting agreement for the IPO. The sum will be released by the Company upon the earliest of (i) the representative of the underwriting agreement receives and satisfies with the Company’s D&O policy; or (ii) twenty-four months from the IPO closing date. The sum was released during the fiscal year 2022.

Trade receivable and other receivables
2.12	Trade receivables and other receivables

Trade and other receivables are recorded at net realizable value consisting of the carrying amount less an allowance for doubtful accounts as needed. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts and other receivables and accounts receivable from related parties. The Company determines the allowance for its trade receivable based on aging data, historical collection experience, customer specific facts and economic conditions. The Company writes-off trade receivable when amounts are deemed uncollectible. The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts.

The Company did not have any write-offs during the years ended December 31, 2022, 2021 and 2020. The Company recognized a recovery of its impairment provision of $7,394, $nil and $2,872 during the years ended December 31, 2022, 2021 and 2020, respectively.

Inventories
2.13	Inventories

Inventories solely consist of robots and are stated at the lower of cost, determined on a weighted average basis, or net realizable value. Net realizable value is the estimated selling price in the ordinary course of business less the estimated cost of completion and the estimated costs necessary to make the sale. When inventory is sold, their carrying amount is charged to expense in the period in which the revenue is recognized. Write-downs for declines in net realizable value or for losses of inventories are recognized as an expense in the period the impairment or loss occurs. The Company recorded an allowance for slow moving or obsolete inventory of $942,882 and nil during the years ended December 31, 2022 and 2021, respectively.

During the years ended December 31, 2022 and 2021, all inventories were purchased from the related parties (note 23).

Withholding taxes receivable
2.14	Withholding taxes receivable

Withholding tax is a deduction from payments made to suppliers who provide services. The withholding tax rates can vary depending on the type of income and the tax status of the recipient. Based on tax rules currently in effect, the withholding tax rate is 3% for commercial contracts and 1% for governmental contracts in Thailand, which amounts are refundable. The Company generally files its request for a withholding tax refund by the end of May of the following year for withholding tax deducted in the previous year. Once the request for withholding tax refund is submitted to the Thai Revenue Department, the request will be subject to audit and review. Since it is difficult to predict the time required by the Thai Revenue Department to complete its audit and approve the relevant refund, except for known amount to be collected within the next 12 months, the Company has reflected its withholding tax receivable as a non-current asset in its consolidated balance sheets for amounts due from the Revenue Department.

Withholding tax receivable is recorded net of related provision for amount that could be challenged by the taxing authority. Such provision represents the Company’s best estimate based on recent collection history.

Amount due from related parties
2.15	Amount due from related parties

The Company recognizes the contractual right to receive money or products from related parties as amount due from related parties. For those that the contractual maturity date is less than one year, the Company records as current assets.

Property, plant and equipment
2.16	Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation. Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use. Maintenance, repairs and betterments, including replacement of minor items, are charged to expense; major additions to physical properties are capitalized.

Depreciation is calculated using the straight-line method over the following estimated useful lives.

Estimated useful life
Leasehold improvements	Lesser of useful life or remaining lease term
Tools and equipment	5 years
Furniture, fixtures and office equipment	5 years
Vehicles	5,10 years
GDM machines	5 years
Robots	5 years

Assets under construction
2.17	Assets under construction

Assets under construction are stated at cost less impairment losses, if any. Cost comprises direct costs of construction as well as interest expense and exchange differences capitalized during the periods of construction and installation. Capitalization of these costs ceases and the construction in progress is transferred to property, plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided for assets under construction until they are completed and ready for intended use.

Intangible assets, net
2.18	Intangible assets, net

The cost of the intangible assets are being amortized using straight-line amortization method based on the following estimated useful lives:.

Estimated useful life
Computer software	5 years
Right-of-use Platform	10 years
Customer base	1 – 3 years
Technical know-how	8 – 10 years
Security Surveillance system	10 years

Goodwill
2.19	Goodwill

Following initial recognition, goodwill is stated at cost less any accumulated impairment losses. Goodwill is reviewed for impairment annually or more frequently if events or changes in circumstances indicate that the carrying value may be impaired.

At the acquisition date, any goodwill acquired is allocated to the cash-generating units (CGU) which are expected to benefit from the combination’s synergies. Impairment is determined by assessing the recoverable amount of the CGU to which the goodwill related. Where the recoverable amount of the CGU is less than the carrying amount, an impairment loss is recognized. Where goodwill forms part of a CGU and part of the operation within that unit is disposed of, the goodwill associated with the operation disposed of is included in the carrying amount of the operation when determining the gain or loss on disposal of the operation. Goodwill disposed of In these circumstances is measured on the basis of the relative values of the operation disposed of and the portion of the CGU retained.

No impairment loss on goodwill was recorded for the years ended December 31, 2022 and 2021.

Impairment of long-lived assets
2.20	Impairment of long-lived assets

At the end of each reporting period, the Company reviews the carrying amounts of its long-lived assets to determine whether there is any indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss (if any). Where it is not possible to estimate the recoverable amount of an individual asset, the Company estimates the recoverable amount of the cash-generating unit to which the asset belongs. During the year ended December 31, 2022, an impairment loss on the robots’ assets of $4,408,037 was recognized when the carrying amount was greater than the value in use. Management estimated the value in use by estimating the expected cash flows from the cash-generating unit as well as a suitable discount rate in order to calculate the present value of those cash flows. The basis of impairment is determined based on the result of assessment. The Company did not incur any impairment loss during the years ended December 31, 2021 and 2020.

Trade and other payables
2.21	Trade and other payables

These amounts represent liabilities for goods and services provided to the Company prior to the end of the financial tear which are unpaid. They are initially recognized at fair value and subsequently measured at amortized cost using the effective interest method.

Interest-bearing borrowings
2.22	Interest-bearing borrowings

Interest-bearing borrowings are recognized initially at fair value less attributable transaction costs. Subsequent to initial recognition, interest-bearing borrowings are stated at amortized cost with any difference between the amount initially recognized and redemption value being recognized in profit or loss over the period of the borrowings, together with any interest and fees payable, using the effective interest method.

Revenue from contracts with customers
2.23	Revenue from contracts with customers

The Company generates its revenue primarily from four service lines: (1) Secure logistics; (2) Robotics AI resolutions; (3) Information security; and (4) General security solutions.

Each service line primarily renders the following services:

(1)	Secure logistics

(i) Cash-In-Transit - Non Dedicated Vehicle (CIT Non-DV); (ii) Cash-In-Transit - Dedicated Vehicle (CIT DV); (iii) ATM management; (iv) Cash Processing (CPC); (v) Cash Center Operations (CCT); (vi) Consolidate Cash Center (CCC); (vii) Cheque Center Service (CDC); (viii) Express Cash; (ix) Coin Processing Service; and (x) Cash Deposit Management Solutions

(2)	Robotics AI solutions

(i) Sale of robots and (ii) Rental of robots

(3)	Information security

(i) Penetration test; (ii) PCI ASV Scan and (iii) Rapid7 Sales

(4)	General security solutions

(i) Integrated alarm security system installation

The Company recognizes revenue at a point in time as products are delivered and services are performed. Consultancy fees typically covers a period of time, the revenue is recognized on a ratable basis over the contract term. The Company applies the following five-step model in order to determine the amount:

●	Identify the contract or quotation with the agreed service price.

●	Evaluate the services engaged in the customer’s contract and identify the related performance obligations.

●	Consider the contract terms and commonly accepted practices in the business to determine the transaction price. The transaction price is the consideration that the Company expects to be entitled for delivering the services engaged with the customer. The consideration engaged in a customer’s contract is generally a fixed amount.

●	Allocate the transaction price, if necessary, to each performance obligation (to each good or service that is different) for an amount that represents the part of the benefit that the Company expects to receive in exchange for the right of delivering the services engaged with the customer.

●	Recognize revenue when the Company satisfied the performance obligation through the rendering of services engaged.

All of the conditions mentioned above are accomplished normally when the services are rendered to the customer and this moment is considered a point in time. The reported revenue reflects services delivered at the contract or agreed-upon price.

Contract liabilities consist of deferred revenue related to prepaid fees received from customers for future information security service over the term of the service agreement. The Company expects to recognize as revenue of approximately $569,000 within the next 12 months and approximately $43,000 after 12 months to 36 months.

Revenue is recognized when the related performance obligations are satisfied.

Fixed Fees
Service Type		Performance Obligations	Per delivery / order	Per month
Cash-In-Transit (CIT) – Non Dedicated Vehicles (Non-DV)	(a)	Delivery from point A to point B per customer request. Service obligation was generally completed within same day.	√
Cash-In-Transit (CIT) – Dedicated Vehicles to Banks (DV)	(a)	Delivery from point A to point B per customer request. Service obligation was generally completed within same day.	√
ATM Management	(a)	Includes replenishment of ATM machines and first level maintenance services. Service obligation was generally completed within the same day.	√
Cash Processing (CPC)	(b)	Cash counting, sorting and vaulting services for customers in the retail industry.		√
Cash Center Operations (CCT)	(b)	Cash counting, sorting and depositing for local commercial banks on behalf of Bank of Thailand (BOT).		√
Consolidate Cash Center (CCC)	(b)	Cash counting, sorting and depositing for Bank of Thailand (BOT).		√
Cheque Center Service (CDC)	(b)	Handles cheque consolidation and distribution on behalf of local commercial bank.		√
Express Cash	(a)	Armored trucks (with onboard GDM) and crew teams are assigned to collect cash on behalf of local commercial banks. Service obligation was generally completed within the same day.	√
Coin Processing Service	(a)	Armored vehicles and crew teams are assigned to collect/deliver coins to/from customer sites. Service obligation was generally completed within the same day.	√
Cash Deposit Management Solutions	(b)	Cash deposit machine (Guardforce Digital Machine – GDM) are installed at the customers’ sites for the collection of cash.		√
Robotics AI Solutions - Sale of Robots	(a)	Delivery of robots and inspection completed at customer site.	√
Robotics AI Solutions - Rental of Robots	(b)	Robots are leased out for a fixed term		√
Penetration Test	(a)	Production of the test report	√
PCI ASV Scan	(a)	Submission of the scan result	√
Rapid7 Sales	(b)	Provision of information security service based on the sale and installation of Rapid7 software		√
General security solutions	(a)	Completion of integrated alarm security system installation	√

The Company does not offer promotional payments, customer coupons, rebates or other cash redemption offers to its customers. Except the sale of robots, customer’s billing is prepared on a monthly basis once service delivery reports have been confirmed and the invoice amount has been confirmed with the customers. Standard payment is 45 days but it may be 45 to 60 days depending on the individual customer contract.

(a)	Revenue is recognized net of sales taxes and upon transfer of significant risks and rewards of ownership to customers. Revenue is not recognized to the extent where there are significant uncertainties regarding recovery of the consideration due, associated costs or the possible return of goods.

(b)	Related service revenue or rental income is recognized on a straight-line basis over the term of the contracts.

Disaggregation information of revenue by service type which was recognition based on the nature of performance obligation disclosed above is as follows:

	For the year ended December 31,
Service Type	2022	Percentage of Total Revenue	2021	Percentage of Total Revenue	2020	Percentage of Total Revenue
Cash-In-Transit – Non-Dedicated Vehicles (CIT Non-DV)	$10,693,948	31.0%	$11,205,580	31.9%	$12,045,914	32.0%
Cash-In-Transit - Dedicated Vehicle to Banks (CIT DV)	4,074,052	11.8%	4,556,538	13.0%	4,822,354	12.8%
ATM Management	8,897,939	25.8%	10,809,497	30.7%	12,542,613	33.3%
Cash Processing (CPC)	2,789,818	8.1%	3,034,360	8.6%	2,842,209	7.5%
Cash Center Operations (CCT)	2,209,055	6.4%	2,802,171	8.0%	3,256,423	8.6%
Consolidate Cash Center (CCC)	456,720	1.3%	182,263	0.5%	-	-%
Cheque Center Service (CDC)	4,562	0.0%	59,923	0.2%	61,197	0.2%
Others **	10,149	0.1%	5,270	0.0%	399,977	1.1%
Cash Deposit Management Solutions (GDM)	1,771,380	5.1%	1,644,611	4.7%	1,457,307	3.9%
Robotic AI solutions	1,272,236	3.7%	368,659	1.0%	220,788	0.6%
Information security	512,300	1.5%	484,318	1.4%	-	-%
General security solutions	1,785,789	5.2%	-	-%	-	-%
Total	$34.477,948	100%	$35,153,190	100%	$37,648,782	100%

**	Others includes revenues from express cash, coin processing services and international shipment.

During the years ended December 31, 2022, 2021 and 2020, revenue amounting to $34,331,705, 35,041,563 and $37,433,467 were generated from third parties, respectively; and $146,243, $111,627 and $215,315 were generated from a related party (see Note 23), respectively.

Cost of sales
2.24	Cost of sales
Cost of sales consists primarily of internal labor costs and related benefits, and other overhead costs that are directly attributable to services provided.
Income taxes
2.25	Income tax

Income tax expense represents the sum of the tax currently payable and deferred tax. Income tax expense is charged to the consolidated statements of profit or loss as they incur.

Current income taxes are recorded in the results of the year they are incurred.

Deferred tax is recognized on temporary differences between the carrying amounts of assets and liabilities in the consolidated financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred tax liabilities are generally recognized for all taxable temporary differences. Deferred tax assets are generally recognized for all deductible temporary differences, including tax loss carry forwards and certain tax credits, to the extent that it is probable that future taxable profits, reversal of existing taxable temporary differences will be available against which those deductible temporary differences can be utilized after considering future tax planning strategies. Such deferred tax assets and liabilities are not recognized if the temporary difference arises from the initial recognition (other than in a business combination) of other assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit.

Deferred tax assets are recognized for all deductible temporary differences, the carry forward of unused tax credits and any unused tax losses. Deferred tax assets are recognized to the extent that it is probable that taxable profit and reversal of existing taxable temporary differences will be available against which the deductible temporary differences, and the carry forward of unused tax credits and unused tax losses can be utilized. The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized. Unrecognized deferred tax assets are re-assessed at each reporting date and are recognized to the extent that it has become probable that future taxable profits and reversal of existing taxable temporary differences will allow the deferred tax asset to be recovered.

Deferred tax liabilities are recognized for taxable temporary differences associated with investments in subsidiaries, associates, and interests in joint ventures, except where the Company is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future. Deferred tax assets arising from deductible temporary differences associated with such investments and interests are only recognized to the extent that it is probable that there will be sufficient taxable profits against which to utilize the benefits of the temporary differences and they are expected to reverse in the foreseeable future.

Net deferred income taxes are classified as a non-current asset or liability, regardless of when the temporary differences are expected to reverse.

Deferred tax assets and deferred tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset is realized, based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period. The measurement of deferred tax liabilities and assets reflects the tax consequences that would follow from the manner in which the Company expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities.

Provisions
2.26	Provisions

Provisions are recognized for liabilities of uncertain timing or amount when the Company has a legal or constructive obligation arising as a result of a past event, it is probable that an outflow of economic benefits will be required to settle the obligation and the amount can be estimated reliably. Where the time value of money is material, provisions are stated at the present value of the expenditures expected to settle the obligation.

Where it is probable that an outflow of economic benefits will be required, or the amount cannot be estimated reliably, the obligation is disclosed as a contingent liability, unless the probability of outflow of economic benefits is remote. Possible obligations, whose existence will only be confirmed by the occurrence or non-occurrence of one or more future events, are also disclosed as contingent liabilities unless the probability of outflow of economic benefits is remote.

As of the date of filing, the Company is a defendant in various labor related lawsuits totaling approximately $540,000. Management believes these cases are without merit and is confident that the Appeals Court will make the decision according to the consideration of the Court of First Instance and order the dismissal of such lawsuits. Therefore, no provision has been made for these liabilities in the financial statements.

Employee benefits
2.27	Employee benefits

The Company provides for retirement benefits payable for employees of its subsidiaries in Thailand under the Thai Labor Law; and follows IFRS 19 in accounting for the related obligation. Depending upon the individual employee’s salary and years of service, the related obligation is calculated by an independent actuary using the projected unit credit method. The present value of the obligation is determined by discounting with the interest rates of government bonds that are denominated in the currency in which the benefits will be paid, and that have terms to maturity approximating the terms of the related liabilities. The sensitivity analysis is determined by i) discount rate; ii) salary increase rate; iii) turnover rate; and iv) life expectancy.

All re-measurements effects of the Company’s retirement benefit obligation such as actuarial gains and losses arising from experience adjustments and changes in actuarial assumptions are recognized directly in other comprehensive income.

As of December 31, 2022, 2021 and 2020, actuarial gain of $551,649, actuarial gain of $627,193 and actuarial loss of $8,772, net of tax has been recognized in other comprehensive income, respectively.

Leases
2.28	Leases

Leases as lessee

From January 1, 2019, in accordance with IFRS 16, leases with terms greater than 12 months are recognized as a right-of-use asset (“ROU”) and a corresponding lease liability at the date in which the leased asset is available for use by the Company. Contracts may contain both lease and non-lease components. The Company allocates the consideration in the contract to the lease and non-lease components based on their relative stand-alone prices. Assets and liabilities arising from a lease are initially measured on a present value basis. Lease liabilities include the net present value of fixed payments.

Lease payments to be made under reasonably certain extension options are also included in the measurement of the liability.

The lease payments are discounted using the interest rate implicit in the lease. If that rate cannot be readily determined, which is generally the case for leases of the Company, the lessee’s incremental borrowing rate is used, being the rate that the individual lessee would have to pay to borrow the funds necessary to obtain an asset of similar value to the right-of-use asset in a similar economic environment with similar terms, security and conditions. To determine the incremental borrowing rate, the Company uses recent third-party financing received by the individual lessee as a starting point, adjusted to reflect changes in financing conditions.

Lease payments are allocated between principal and finance cost. The finance cost is charged to profit and loss over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period.

Right-of-use assets are measured at cost comprising the following:

●	The amount of the initial measurement of the lease liability

●	any lease payments made at or before the commencement date less any lease incentives received

Right-of-use assets are depreciated over the shorter of the asset’s useful life and the lease term on a straight-line basis. The lease terms of buildings and others are generally less than ten years and less than five years, respectively.

Payments associated with leases with a lease term of 12 months or less on the Company’s equipment and vehicles and all leases of low-value assets are recognized on a straight-line basis as an expense in profit or loss.

Leases as lessor

The Company leases out fixed assets consisting different type of robots to third parties. All leases are classified as operating leases as the Company does not transfer substantially all of the risks and rewards incidental to the ownership of the assets.

During the year ended December 31, 2022, 2021 and 2020, the Company recognized rental income of approximately $582,000, $257,000 and $nil, respectively. The Company did not recognized lease receivables as of December 31, 2022 and 2021 as the amount to be received was immaterial to the Company’s consolidated financial statements.

Related parties
2.29	Related parties

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or significant influence, such as a family member or relative, shareholder, or a related corporation.

Earnings per share (“EPS”)
2.30	Earnings per share (“EPS”)

Basic EPS is calculated by dividing the net profit (loss) attributable to ordinary equity holders by the weighted average number of ordinary shares outstanding during the year. Diluted EPS is calculated by using the weighted average number of ordinary shares outstanding adjusted to include the potentially dilutive effect of outstanding share-based awards and convertible debt instruments, unless their inclusion in the calculation is anti-dilutive.

New and amended accounting standards
2.31	New and amended accounting standards

All new standards and amendments that are effective for annual reporting period commencing January 1, 2022 have been applied by the Company for the year ended December 31, 2022. The adoption of these new and amended standards did not have material impact on the consolidated financial statements of the Company. A number of new standards and amendments to standards have not come into effect for the year beginning January 1, 2022, and they have not been early adopted by the Company in preparing these consolidated financial statements. None of these new standards and amendments to standards is expected to have a significant effect on the consolidated financial statements of the Company.